Alexander & Baldwin, Inc. Strategic Update 9/30/05

Statements in this presentation that set forth expectations and predictions are based on facts and situations that are known to us as of today, September 30, 2005. Actual results may differ materially due to risks and uncertainties, such as those described on page 22 of the Form 10-K in our 2004 annual report and our other subsequent filings with the SEC. Statements in this call are not guarantees of future performance.

Strategic Direction Matson A&B Properties Agribusiness Financial Overview, Summary

A&B Properties has become the most competitive real estate organization in Hawaii
Matson’s profitability levels have been restored
Increased growth expectations and capital investment
Solid financial position
Key challenges:
Sustaining profit momentum at Matson in spite of recurring external challenges; Guam replacement choice
Continuing success in identifying and investing in profitable real estate

 Context:
Hawaii economic pace strong, sustainable
Real estate markets strong; price growth moderating
Matson:
Guam-China service
Startup challenges and risks
Excellent long-term potential
Auto competitor
Responded to new entrant
Expect ongoing Matson actions to reduce cost of auto business
Properties:
Solid outlook for existing developments Increased confidence in investment pipeline

	2001				2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Yr-Yr % Chg (Left Scale)					-10.3	-5.4	2.9	24.2	1.6	-5.2	1.5	1.5	4.6	14.2	7.6	7	12.3	2.2
Visitor Arrivals (Right Scale)	1,715	1,674	1,647	1,268	1,538	1,583	1,694	1,574	1,563	1,501	1,719	1,597	1,635	1,714	1,849	1,709	1,837	1750

	2001				2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Yr-Yr % Chg (Left Scale)	2.2	1.1	0.7	-1.7	-1.2	-0.4	0.1	2.6	2.8	1.7	1.6	1.5	1.7	2.5	2.8	3.3	2.9	2.8
Total Jobs (Thousands) (Right Scale)	562	566	562	560	556	564	562	574	571	574	571	583	581	588	587	602	598	604.5

	2001				2002				2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Yr-Yr % Chg (Left Scale)
Total Private Building Authorizations ($M)	363	424	421	379	336	437	498	501	655	708	531	458	781	719	598	629	665	620.3

Single Family Media Sales Prices Condominium Median Sales Prices

Strategic Direction Matson A&B Properties AgribusinessFinancial Overview, Summary

Stronger than anticipated Hawaii economy and trade
Guam-China service
Long-term upside, increased capital and risks
Anticipated transition impacts unchanged
Increasingly competitive auto trade
Initial Matson responses good
Taking competitor seriously
Logistics: continued growth, new challenges
Positive outlook for SSAT

Guam/China Service: Project Update

 Start of new service now five months away
Across-the-board effort--41 teams
One vessel weekly:
Less than 1% total export market
About 5% of Ningbo, Shanghai market
Target: 50,000 annual containers, $100M revenue

Accomplished	Under Way
Ports selected	Terminals
Offices leased	Equipment depots
Agents selected	EDI interface with agents
Management selected	Additional staffing, training
Legal issues set	APL transition
Media plans set	Sand Island preparations
Ships acquired	Compliance: SOX, FCPA
Equipment acquired	Building WB Hawaii-China service
Central planning	Regulatory: security, customs

 Cargo Volume
Startup, trade contracts don't expire until May 1
Scope of service is limited
Matson name new in China, will have to build track record
Competition
New capacity entering market
ImponderableUS/China relations

 Sales Strategy
Retail, service-based focus, not wholesale
Broad customer base
70% of cargo US-controlled
Many existing customers
Sales force selected
30% of cargo China-controlled
Brand presence in China
Key success factors:
Competitive pricingPremium service

 Service Advantages
Timeliness
Fast transit time
Faster cargo throughput, dedicated terminal
Faster vessel loading/unloading
Reliability
Convenience of off-dock facility
Seamless intermodal services, MIL
Customer Service
Dedicated US-based China customer service team
Dedicated China staff in Shanghai and NingboBuild a stable niche position

 Automobile Strategy
Pasha initial impact muted
Strong auto market
Matson's long term contracts with manufacturers
Strategic investments planned to lower business cost, improve service
Vessel conversions: add Ro/Ro capacityTerminal improvements in Oakland & Honolulu

New C-9G Design Converted ships’ capacity: 1,000 vehicles and 2,000 TEUsNearly equivalent to a C-8 and S.S. Great Land, combined

Matson Integrated Logistics Continued growth in earnings and margins Scale driven; consolidation of industry underway Rail segment problematic; highway more favorableActive acquisition program

Agenda Strategic Direction Matson A&B Properties AgribusinessFinancial Overview, Summary

 Strategic Direction: Properties
Strength of Hawaii economy
Real estate markets strong; price growth moderating
Consistent stability in leased portfolio
Challenges
Construction costs
Government approvals
Acquisition pricing
Increased investment
Solid outlook for existing projects, e.g., Wailea, Kai Malu, Kukui'ula, Keola La'iShift from undesignated to designated investments

 Strategic Shift
Focus on our roots
Entitlements
Development, Sales
Maintain agriculture operations for foreseeable future
Opportunistic sales of low-basis, non-core holdings
Growth beyond A&B lands
Capitalize on market knowledge, reputation
Started with "one-offs," pattern of successNow, increased focus on longer-lived investments

	2005	Daiei	Oahu
	2003	Napili Plaza	Maui
	2002	Mililani Shopping Ctr.	Oahu
	2001	Pacific Guardian Tower	Oahu
9 Income	2001	Kaneohe Bay Shopping Ctr.	Oahu
	2000	Judd Building	Oahu
	1999	Ocean View	Oahu
	1999	Haseko	Oahu
	1999	Hawaii Business Park	Oahu

	2005	Lanihau	Hawaii
	2004	Keola La’i	Oahu
	2004	Ka Milo at Mauna Lani	Hawaii
	2004	Kai Malu	Maui
	2003	Wailea	Maui
	2003	Hokua	Oahu
	2003	Alakea Corporate Tower	Oahu
15 Development	2002	Kunia Commercial	Oahu
	2001	Lanikea at Waikiki	Oahu
	2001	Kai Lani	Oahu
	2001	HoloHolo Ku	Hawaii
	2000	Summit	Maui
	2000	Fairway Shops	Maui
	1999	Vintage	Maui
	1998	Mill Town	Oahu

	No.	GLA	2004
	of Properties	(MM sf)	GM ($MM)

Hawaii	24	1.7	22
Mainland	19	3.5	19.4
Total	43	5.2	41.4

2005 Leasing Margin
Occupancy	Mainland	Hawaii

2004	95%	90%
Current	94%	93%

Lanikea at Waikiki 100 units, 1,100 sf $582,000 avg. price ($565/sf) Total development cost $45M Total margin $12-13M Construction completed Jul 2005 Closed all sales Jul-Aug 2005

Kunia Shopping Center Neighborhood center, adjacent to Wal-Mart Total cost $14M 60,500 sf total, in-line and pads 100% leased Grand opening Nov 2005

 Kohua JV
JV w/MacNaughton/Kobayashi
247 units, 1,800 sf
247 binding contracts
$1.1M avg. price ($610/sf)
Total development cost $210M
A&B investment $40M
Complete construction Dec 2005
Close initial sales Jan 2006
Complete closings Mar 2006

Maui Business Park Phase II 179 acres, State Land Use: 2004-2005 County Zoning: Expected 1Q 2006 Commence construction 2008

Kukui`ula JV JV with DMB Associates 1,000 acres 1,200 units Sales from 2006 to 2016 A&B investment $75M Total development cost $750M

 Kukui'ula Sales Launch
Founders program (123 units):
35 Mauka home sites
17 Cottage home sites
71 Cottages
Exceptional response:
300+ non-binding reservations
$50,000 Deposits
Expanded program to 270 units
General price range: $1M - $4M

Starting
Mass grading	1Q 2006
Western bpass road	1Q 2006
Major project road	2Q 2006
Bond subdivision improvements	3Q 2006
Close initial sales	4Q 2006
Onsite civil construction	2Q 2007
Complete golf course & club	4Q 2008
First occupancies	1Q 2009

Wailea Maui

Wailea

	Acres	Revenue	Year(s)
Bulk Sales:		$17.7	2004-5
MF-9	30	4.7	2004
MF-15	9	5.5	2004
MF-4	11	4.5	2004
MF-5	8
Retail Lot Sales:		25.4	2004-5
Golf Vistas	12	57.8
Subtotal	70
Joint Venture:		12.2*	2006-7
MF-8	25

Remaining Balance:	175

Total Revenue		$70.0

*Agreed-upon value of capital contribution

Kai Malu at Wailea JV

Kai Malu at Wailea
25 acres, 150 units
1,800 sf avg. size, $1.2M avg. price
Total development cost $129M
119 under binding contracts; 31 non-binding
Commence construction 2005
Close initial sales 2006
Complete closings 2007

 Next Wailea Development
MF-11
10 acres
12 1/2-acres residential lots, 3 acres commercial
Close initial sales 2006
MF-19
6.7 acres
9 1/2-acre residential lots
Close initial sales 2007
MF-10
13.7 acres
2 multi-family parcels, 9 golf course residential lots, 60,000+ sf retail
Close initial sales 2008

 Keola La'i
352 units, 1,000 sf avg.
Includes 63 gap housing
225 units released, 200 non-binding contracts
$630,000 est. avg. price ($630/sf)
Total development cost $163M
Commence construction 1Q 2006
Complete construction 1Q 2008
Close initial sales 1Q 008

 Port Allen Residential (Kauai)
Keala'ula: 60 single family homes on 12 acres -- $375,000 avg. price
Kai `Olino: 75 condo units on 5 acres -- $425,000 avg. price
Total project cost $42M
Commenced marketing May 2005
Commence construction 1Q 2006
Close initial sales 1Q 2007

 Ka Milo at Mauna Laniu (Big Island)
50:50 JV w/Brookfield Homes
30 acres, 137 units
37 single family homes
2,100 to 2,500 sf
100 duplex townhomes
1,600 to 2,400 sf
Total project cost $123M
Commence construction 4Q 2005
Complete construction 2008
Close initial sales 4Q 2006

 Kahului Town Center Redevelopment
Fire destroyed historic Kahului Shopping Center
Completed master redevelopment plan
2-300 residential units, 150,000 sf GLA commercial space
Commence construction 2007
Complete construction 2010
Close initial sales 2009

Haliimaile Subdivision (Maui) 63 acres 150-200 single-family lots Council zoning approval Sep 2005 Commence construction 2007 Complete construction 2008 Close initial sales 2008

 Lanihau Phases I & II (Big Island)
Phase I
88,100 sf existing GLA
9.7 acres
Fee simple
100% occupancy
Phase II
22.3 acres, fully settled
238,000 sf new GLA
$85M investment
JV partner anticipated
Commence construction 2007
Complete construction 2008

 Kaka'ako Makai (Oahu)
36 acres
7.5 acres for mid-rise residential (fee simple), 950 units
20 acres for 200,000+ sf retail (leasehold)
4 months planned for negotiation of terms
$650M total development capital (75% phased residential)

Kaka'ako Makai

Kaka'ako Makai

Development "Pipeline" Closings

Agenda Strategic Direction Matson A&B Properties Agribusiness Financial Overview, Summary

 Strategic Direction: Agribusiness
Volume-driven, commodity priced business
--Reduced sugar production
--Raw sugar prices depressed
--Reaching limits of cost containment
Sustainable business model needed: energy & specialty sugar, with commodity component
--Specialty sugar: not solution on its own
  --Capital required to increase capacity
  --Modest profitability improvement
--Energy farm: enhanced by higher energy prices
  --Ethanol yields are dependent on technology
  --Significant earnings potential, high capital investment

Agenda Strategic Direction Matson A&B Properties Agribusiness Financial Overview, Summary

 Significant Capital Program
Continued active investment program -- more than $1B
Emphasis on real estate
Previously announced projects
--Kukui'ula: $75M
--Keola La'i: $160M
--Guam-China Service: $365M
Pending/future projects
--Wailea developments
--Kaka'ako Waterfront
--Acquisitions
  --Development properties
  --Matson Integrated Logistics growth
--Auto business investments

 Business Composition
ASSET DISTRIBUTION
2004 Actual:
Matson 53%
Properties 41%
Agribusiness 6%

2009 Projection
Matson 48%
Properties 47%
Agribusiness 5%

INCOME FROM OPERATIONS DISTRIBUTION
2004 Actual
Matson 60%
Properties 39%
Agribusiness 1%

2009 Projection
Matson 50%
Properties 48%
Agribusiness 2%

 Financing Strategy Review
Leverage
Current debt to debt-plus-equity: 27%
Will increase over next two years, peaking between 35-40%, declining thereafter
Strong long-term cash flows, with Properties harvesting investments
Maintain investment grade
Current capacity
Revolving facilities and overnight lines: ~$300 million
Undrawn $105M DNBNor facility for MV Maunalei
Prudential $75 million shelf facility
Future financing
Existing facilities
New unsecured term debt
JVs/Partnerships
Project finance as needed

	Net	Dividends	Dividend	Cash For	Total Cash
Year	Income	Paid	Ratio	Repurchases	Ratio
1995	$55.8	$40.0	72%	$0.5	73%
1996	62.3	39.9	64%	1.3	66%
1997	81.4	39.8	49%	16.6	69%
1998	25.1	40.3	161%	20.8	243%
1999	62.6	38.9	62%	34.8	118%
2000	90.6	36.8	41%	48.3	94%
2001	110.6	36.5	33%	2.3	35%
2002	58.2	36.9	63%	--	63%
2003	81.3	37.4	46%	--	46%
2004	100.7	38.3	38%	2.3	40%
	$728.6	$ 384.8	53%	$126.9	70%

 Summary: Outlook For 2006
Consistenet with prior guidance
Transportation
-- 8-10% earnings growth objective, excluding Guam-China
-- $20-25M operating profit impact of Guam-China, $12M interest expense
Agriculture
-- Minimal to moderate profitability
Real Estate:
-- 13-15% earnings growth objective
-- Lower in income portfolio
-- Higher in development, sales
Overall:
-- Expect 2006 earnings below 2005

Beyond 2006 Sustainable growth -- Guam-China upside -- Multi-year development projects Progress toward balance between segments Financial capacity to pursue growth opportunities